EXHIBIT 99.1



                             FINANICAL STATEMENTS
                       AND INDEPENDENT AUDITORS' REPORT

                          HERSHA ACQUISITION HOTELS

                     DECEMBER 31, 1998 AND JUNE 30, 1999

                          Hersha Acquisition Hotels


                              TABLE OF CONTENTS



                                                                     PAGE

INDEPENDENT AUDITORS' REPORT                                           3


FINANCIAL STATEMENTS


      COMBINED BALANCE SHEETS AS OF DECEMBER 31, 1998
          AND JUNE 30, 1999 (UNAUDITED)                                4


      COMBINED STATEMENTS OF OPERATIONS FOR THE
         YEAR ENDED DECEMBER 31, 1998 AND THE SIX MONTHS
         ENDED JUNE 30, 1999 (UNAUDITED)                               5


      COMBINED STATEMENTS OF PARTNERS' EQUITY FOR THE
         YEAR ENDED DECEMBER 31, 1998 AND THE SIX MONTHS
         ENDED JUNE 30, 1999 (UNAUDITED)                               6


      COMBINED STATEMENTS OF CASH FLOWS FOR THE YEAR
         ENDED DECEMBER 31, 1998 AND THE SIX MONTHS ENDED
         JUNE 30, 1999 (UNAUDITED)                                     7


      NOTES TO COMBINED FINANCIAL STATEMENTS                           8

                         INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors
Hersha Hospitality Trust, Inc.

      We have audited the accompanying combined balance sheet of the Hersha Acquisition Hotels as of December 31, 1998, and the related combined statements of operations, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the Hersha Acquisition Hotels. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the combined financial statements referred to above presently fairly, in all material respects, the combined financial position of the Hersha Acquisition Hotels as of December 31, 1998, the combined results of their operations and their combined cash flows for the year then ended in conformity with generally accepted accounting principles.





Baltimore, Maryland
August 18, 1999, except for the first paragraph of Note A as to which the date is August 31, 1999

                            Hersha Acquisition Hotels

                             COMBINED BALANCE SHEETS

                 December 31, 1998 and June 30, 1999 (Unaudited)

                                                                                          December 31,                June 30,
                                                                                              1998                      1999
                                                                                         -----------------         -----------------
                                                                                                                     (Unaudited)
                                     ASSETS

INVESTMENT IN HOTEL PROPERTIES
              Land                                                                     $          979,332        $          979,332
              Buildings and improvements                                                        4,488,607                 4,549,930
              Furniture and equipment                                                           1,322,727                 1,342,774
                                                                                         -----------------         -----------------

                                                                                                6,790,666                 6,872,036
              Less accumulated depreciation and amortization                                       74,669                   232,852
                                                                                         -----------------         -----------------

                           Net investment in hotel properties                                   6,715,997                 6,639,184

OTHER
              Cash                                                                                 32,783                    17,924
              Accounts receivable                                                                  21,907                    59,797
              Due from affiliates                                                                   1,589                   203,849
              Prepaid expenses                                                                     20,275                    62,313
              Mortgage costs, net of accumulated amortization of $536 and $1,676                   33,974                    32,834
              Franchise fees, net of accumulated amortization of $2,249 and $28,805                67,736                    61,180
                                                                                         -----------------         -----------------

                                                                                       $        6,894,261        $        7,077,081
                                                                                         =================         =================

                        LIABILITIES AND PARTNERS' EQUITY

LIABILITIES
              Mortgages payable                                                        $        4,664,346        $        4,608,714
              Loans payable - affiliate                                                         1,283,607                 1,736,806
              Cash overdraft                                                                      114,239                    10,388
              Accounts payable and accrued expenses                                                50,682                   129,200
              Accrued interest payable                                                             79,509                    56,328
                                                                                         -----------------         -----------------

                                                                                                6,192,383                 6,541,436

PARTNERS' EQUITY                                                                                  701,878                   535,645
                                                                                         -----------------         -----------------

                                                                                       $        6,894,261        $        7,077,081
                                                                                         =================         =================


                   See notes to combined financial statements

                            Hersha Acquisition Hotels

                        COMBINED STATEMENTS OF OPERATIONS

              Year ended December 31, 1998 and the six months ended
                            June 30, 1999 (Unaudited)



                                                                                         December 31,                June 30,
                                                                                            1998                       1999
                                                                                       ---------------            ---------------
                                                                                                                    (Unaudited)

Revenue
              Room revenue                                                           $        415,852           $        863,598
              Telephone revenue                                                                 4,511                     16,510
              Other revenue                                                                     1,388                      4,788
                                                                                       ---------------            ---------------

                          Total revenue                                                       421,751                    884,896
                                                                                       ---------------            ---------------

Expenses
              Salaries and wages                                                              144,387                    184,362
              Room expense                                                                     73,048                     71,939
              Management fee                                                                   19,568                     35,508
              General and administrative                                                       35,898                     45,336
              Advertising                                                                      37,842                     17,559
              Utilities                                                                        93,408                    114,116
              Repairs and maintenance                                                          16,776                     17,245
              Insurance                                                                         6,613                      1,589
              Real estate taxes                                                                29,636                     41,176
              Franchise fees                                                                   27,866                     59,956
              Interest expense                                                                198,608                    276,464
              Depreciation and amortization                                                    77,454                    185,879
                                                                                       ---------------            ---------------

                          Total expenses                                                      761,104                  1,051,129
                                                                                       ---------------            ---------------

                          NET LOSS                                                   $       (339,353)          $       (166,233)
                                                                                       ===============            ===============

                   See notes to combined financial statements

                            Hersha Acquisition Hotels

                     COMBINED STATEMENTS OF PARTNERS' EQUITY

              Year ended December 31, 1998 and the six months ended
                            June 30, 1999 (Unaudited)



Balance, December 31, 1997                                $              -

Contributions                                                    1,041,231

Net loss                                                          (339,353)
                                                            ---------------

Balance, December 31, 1998                                         701,878

Net loss                                                          (166,233)
                                                            ---------------

Balance, June 30, 1999 (unaudited)                        $        535,645
                                                            ===============
                   See notes to combined financial statements

                            Hersha Acquisition Hotels

                        COMBINED STATEMENTS OF CASH FLOWS

              Year ended December 31, 1998 and the six months ended
                            June 30, 1999 (Unaudited)


                                                             December 31,          June 30,
                                                                 1998                1999
                                                             -------------        -----------
                                                                                  (Unaudited)
Cash flows from operating activities
     Net loss                                                   $     (339,353)      $   (166,233)
     Adjustments to reconcile net loss to net cash
       used in operating activities
          Depreciation                                                  74,669            158,183
          Amortization of mortgage costs and franchise fees              2,785             27,696
          Changes in assets and liabilities
               Increase in accounts receivable                         (21,907)           (37,890)
               Increase in prepaid expenses                            (20,275)           (42,038)
               Increase in payment of franchise fees                   (69,985)           (20,000)
               Increase in accounts payable and accrued expenses        50,682             78,518
               Increase in due from affiliates                          (1,589)          (202,260)
               Increase (decrease) in accrued interest payable          79,509            (23,181)
                                                                --------------        -----------

                  Net cash used in operating activities               (245,464)          (227,205)
                                                                --------------        -----------

Cash flow from investing activities
     Investment in hotel property                                   (6,790,666)           (81,370)
                                                                 -------------        -----------

                  Net cash used in investing activities             (6,790,666)           (81,370)
                                                                 -------------        -----------

Cash flow from financing activities
     Contributions                                                   1,041,231                  -
     Increase (decrease) in bank overdraft                             114,239           (103,851)
     Payment of mortgage costs                                         (34,510)                 -
     Proceeds from mortgage payable                                  4,700,000                  -
     Principal payments on mortgage payable                            (35,654)           (55,632)
     Proceeds from loans payable - affiliates                        7,335,470            453,199
     Principle payments on loans payable - affiliates               (6,051,863)                 -
                                                                 -------------        -----------

                  Net cash provided by financing activities          7,068,913            293,716
                                                                 -------------        -----------

                  NET INCREASE (DECREASE) IN CASH                       32,783            (14,859)

Cash, beginning                                                             -             32,783
                                                                 -------------        -----------

Cash, ending                                                    $       32,783       $     17,924
                                                                 =============        ===========

Supplemental disclosures of cash flow information
     Cash paid during the year for interest, net of
          amounts capitalized                                   $      119,099       $    299,645
                                                                 =============        ===========


                  See notes to combined financial statements.

                          Hersha Acquisition Hotels

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                     December 31, 1998 and June 30, 1999
           (Amounts and disclosures as of June 30, 1999 and for the
                     six months then ended are unaudited)


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

   The Hersha Acquisition Hotels combined financial statements are a combination of the balance sheets and statements of operations, partners' equity and cash flows of two hotel properties owned and operated by various limited partnerships under common control and management (collectively, the Owners). On August 31, 1999, the Owners entered into agreements to sell the hotel properties to Hersha Hospitality Limited Partnership. The sales agreements do not extend to any other assets or liabilities of the Owners. The hotel properties combined in these financial statements, which commenced operations in 1998, consist of the following:

          Hotel          Date Opened         Rooms            Location
          -----          -----------         -----            --------

      Hampton Inn        September 1998       72        Danville, Pennsylvania
      Clarion Inn        August 1998          77        Harrisburg, Pennsylvania

   Use of Estimates
   ----------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Investment in Hotel Properties
   ------------------------------

   The hotel properties are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations by use of the straight-line method over estimated useful lives:

      Building and improvements .................................  15 - 40 years
      Furniture and equipment ...................................     3 -7 years

                            Hersha Acquisition Hotels

                       December 31, 1998 and June 30, 1999
            (Amounts and disclosures as of June 30, 1999 and for the
                      six months then ended are unaudited)



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES  (Continued)

   Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

   The Owners evaluate long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.

   Mortgage Costs
   --------------

   Mortgage   costs  are  amortized   over  the  term  of  the  debt  using  the
   straight-line method which approximates the effective interest method.

   Franchise Fees
   --------------

   The Hampton Inn Hotel is operated under a franchise agreement with Promus Hotels, Inc. The Clarion Inn Hotel was operated under a franchise agreement with Choice Hotels International, Inc. through May, 1999. Beginning in June 1999, the Clarion Inn Hotel was re-flagged as a Comfort Inn under a franchise agreement with Choice Hotels International, Inc. Franchise fees are amortized over the term of the franchise agreement using the straight-line method. During 1999, unamortized franchise fees of $24,062 associated with the Clarion franchise agreement were written off and are included in amortization expense.

   Revenue Recognition
   -------------------

   Room and other revenue are recognized as earned. Ongoing credit evaluations are performed and accounts deemed uncollectible are charged to operations.

   Advertising Costs
   -----------------

   Advertising costs are expensed as incurred, including costs incurred under the terms of the franchise agreements.

                            HERSHA ACQUISITION HOTELS

                      December 31, 1998 and June 30, 1999
            (Amounts and disclosures as of June 30, 1999 and for the
                      six months then ended are unaudited)

  Income Taxes
  ------------

   No provision or benefit for income taxes has been included in the combined financial statements for the Owners since taxable income or loss passes through to, and is reportable by, the partners individually.

                           Hersha Acquisition Hotels

                      December 31, 1998 and June 30, 1999
            (Amounts and disclosures as of June 30, 1999 and for the
                      six months then ended are unaudited)

NOTE B - MORTGAGES PAYABLE

   Mortgages payable at December 31, 1998 and June 1999, consisted of the following:


                                                  December 31,       June 30,
                                                     1998              1999
                                                 ------------      -----------
                                                                   (Unaudited)
     Hampton Inn
          Mortgage payable in equal monthly
               installments of principal
               and interest of $26,585
               bearing interest at 8.375%
               per annum.  The mortgage
               matures on April 18, 2012.        $ 2,564,346      $ 2,512,466

     Clarion Inn
          Mortgage payable in equal monthly
               installments of principal
               and interest $18,382 bearing
               interest at 8.36% per annum.
               The mortgage matures on July 1,
               2004.                               2,100,000        2,096,248
                                                  -----------      -----------
                                                 $ 4,664,346      $ 4,608,714
                                                  ===========      ===========

   The mortgages are secured by the hotel property and guaranteed by partners of the Owners.

   Annual principal payments on the mortgages for the five years following December 31, 1998 and June 30, 1999, are as follows.

                                December 31,          June 30,
                                ------------          --------
                                                    (Unaudited)

                  1999            $217,786            $      -
                  2000            $336,789            $331,883
                  2001            $347,224            $341,900
                  2002            $358,551            $352,771
                  2003            $370,849            $364,574
                  2004            $      -            $377,388

                           Hersha Acquisition Hotels

                      December 31, 1998 and June 30, 1999
            (Amounts and disclosures as of June 30, 1999 and for the
                      six months then ended are unaudited)

NOTE C - INTEREST

   Interest incurred during the period of construction of the hotels was capitalized as part of the costs of the investment in hotel properties. During the year ended December 31, 1998, interest costs incurred totaled $330,446 of which $131,838 was capitalized. During 1999, no interest costs were capitalized.


NOTE D - RELATED PARTY TRANSACTIONS

   Due from Affiliates
   -------------------

   Due from affiliates consists of operating advances to related parties which are unsecured, non-interest bearing and payable on demand.

   Management Fees
   ---------------

   During 1998, the hotel properties were managed by Shreenathji Enterprises, Ltd., an affiliate, under agreements providing for monthly fees equal to the greater of $1,500 or 4% of gross revenue. Beginning in 1999, the hotel properties were managed by Hersha Hospitality Management Limited Partnership, an affiliate, under agreements providing for monthly fees equal to 4% of gross revenue. Management fees totaling $19,568 and $35,508 were charged to operations during 1998 and 1999, respectively.

   Loans Payable - Affiliate
   -------------------------

   During 1998 and 1999,an affiliate of the hotel properties, Shreenathji Enterprise, Ltd, provided funds for the payment of development and operating costs. The loans bear interest at the rate of 9.5% per annum payable quarterly, the outstanding balance and accrued interest are due on demand. As of December 31, 1998 and June 30, 1999, the following amounts were outstanding:

                                                1998            1999
                                                ----            ----
                                                            (Unaudited)

            Hampton Inn                     $    58,187    $   308,187
            Clarion Inn                       1,225,420      1,428,619
                                             ----------     ----------
                                            $ 1,283,607    $ 1,736,806
                                             ==========     ==========

                           Hersha Acquisition Hotels

                      December 31, 1998 and June 30, 1999
            (Amounts and disclosures as of June 30, 1999 and for the
                      six months then ended are unaudited)


NOTE E - COMMITMENTS

   Franchise  fees  represent  the  annual  expense  for  franchise   royalties,
   reservations and advertising services under the terms of the hotel franchise agreements. The payments are based upon percentages of gross room revenue.